Exhibit 10.11.3

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS WARRANT IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AGREEMENT BY AND BETWEEN THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

BIOCEPT, INC.

WARRANT TO PURCHASE PREFERRED STOCK

No. PSW-52	Sept 10, 2012

THIS CERTIFIES THAT, for value received, ARE-SD REGION NO. 18, LLC, a Delaware limited liability corporation or its assigns (collectively, the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from BIOCEPT, INC., a California corporation (the “Company”), up to such number and series of fully paid and nonassessable shares of Preferred Stock (as defined below) of the Company as set forth herein, during the Exercise Period (as defined below).

This Warrant is issued pursuant to the Second Amendment to Lease, dated Sept 10, 2012, among the Company and the Holder (the “Agreement”).

1.        DEFINITIONS.  As used herein, the following terms shall have the following respective meanings:

  (a)        “Exercise Period” shall mean the period commencing on the date hereof and ending seven (7) years thereafter, unless sooner terminated as provided below.

  (b)        “Exercise Price” shall mean (a) if the Company has not closed a Qualifying Financing, $0.60 and (b) if the Company has closed a Qualifying Financing, the price per share at which the Company sells its Preferred Stock in such Qualifying Financing.

  (c)        “Exercise Shares” shall mean (a) if the Company has not closed a Qualifying Financing, the Company’s Series A Preferred Stock and (b) if the Company has closed a Qualifying Financing, the Company’s Preferred Stock sold in such Qualifying Financing.

  (d)        “Preferred Stock” means shares of the preferred stock of the Company.

  (e)        “Qualifying Financing” means the closing of an equity financing following the date hereof involving the sale by the Company of its Preferred Stock in which the Company receives an aggregate of at least $15,000,000 in cumulative gross proceeds

  (f)        “Warrant Coverage Amount” shall be $40,000.

2.        NUMBER OF SHARES.  The number of Exercise Shares for up to which this Warrant may be exercisable shall be determined by dividing the Warrant Coverage Amount by the Exercise Price, and rounding down to the nearest whole share.

3.        EXERCISE OF WARRANT.  The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):

  (a)        An executed Notice of Exercise in the form attached hereto;

  (b)        Payment of the Exercise Price either (i) in cash or by check, (ii) by cancellation of indebtedness, or (iii) any combination thereof; and

  (c)        This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

Holder, in lieu of exercising this Warrant by the payment of the Exercise Price described above, may elect, at any time on or before the expiration of the Exercise Period, to surrender this Warrant and receive that number of shares of Preferred Stock computed using the following formula:

Where: X        =        the number of shares of Preferred Stock to be issued to Holder.

    Y        =         the number of shares of Preferred Stock that Holder would otherwise have been entitled to purchase hereunder (or such lesser number of shares as Holder may designate in the case of a partial exercise of this Warrant).

    A        =         the Per Share Price (as defined below) at the time the net issuance election under this Section 3 is made.

2.

    B        =         the Exercise Price then in effect.

Election to “net exercise” may be made by delivering a signed form of subscription to Company via facsimile, to be followed by delivery of this Warrant. Notwithstanding anything to the contrary contained in this Warrant, if as of the close of business on the last business day preceding the expiration of the Exercise Period this Warrant remains unexercised as to all or a portion of the shares of Preferred Stock purchasable hereunder, then effective as 9:00 a.m. (Pacific time) on such expiration Date, Holder shall be deemed, automatically and without need for notice to Company, to have elected to “net exercise” this Warrant in full using the above formula, provided that the application of such formula as of such expiration date yields a positive number for “X”. “Per Share Price” means: (i) If this Warrant is exercised on the date of Company’s initial public offering of Common Stock, and if Company’s registration statement relating to such public offering has been declared effective by the Securities and Exchange Commission, then the Per Share Price shall be the initial “Price to Public” of the Common Stock specified in the final prospectus with respect to the offering; (ii) If this Warrant is exercised after, and not on the date of Company’s initial public offering of Common Stock, and if Company’s Common Stock is traded on a securities exchange or actively traded over-the-counter: (a) If Company’s Common Stock is traded on a securities exchange, the Per Share Price shall be deemed to be the closing price of Company’s Common Stock as quoted on any exchange, as published on Yahoo! Finance (or a successor thereto or equivalent publisher) for the trading day immediately prior to the date of Holder’s election hereunder and (b) If Company’s Common Stock is actively traded over-the-counter, the Per Share Price shall be deemed to be the closing bid or sales price, whichever is applicable, of Company’s Common Stock for the trading day immediately prior to the date of Holder’s election hereunder; (iii) If neither (i) nor (ii) is applicable, the Per Share Price shall be determined in good faith by the Board of Directors of Company based on relevant facts and circumstances at the time of the net exercise.

4.      COVENANTS OF THE COMPANY.

4.1        Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares is not sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares to such number of shares as shall be sufficient for such purposes. The Company shall take all action necessary to cause the Exercise Shares to be included as “Registrable Securities” pursuant to that certain [Investor Rights Agreement], as subsequently amended (the “Rights Agreement”) and to have the Holder become a party to the Rights Agreement.

4.2        No Impairment.  Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Amended and Restated Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger,

3.

dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

5.        ADJUSTMENT OF EXERCISE PRICE.  In the event of changes in the outstanding Preferred Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment; provided, however, that such adjustment shall not be made with respect to, and this Warrant shall terminate if not exercised prior to, the events set forth in Section 8 below. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

6.        ADJUSTMENTS FOR DILUTING ISSUANCES.  The Exercise Price and the number of Exercise Shares issuable upon exercise of this Warrant or, if the Exercise Shares are Preferred Stock, the number of shares of common stock issuable upon conversion of the Exercise Shares, shall be subject to adjustment, from time to time in the manner set forth in the Company’s Amended and Restated Articles of Incorporation, as amended from time to time, as if the Exercise Shares were issued and outstanding on and as of the date of any such required adjustment. Any adjustment to the conversion rate of the Exercise Shares issuable upon the exercise of this Warrant effected prior to any exercise of this Warrant shall apply to any Exercise Shares thereafter issued pursuant to the terms hereof.

7.        FRACTIONAL SHARES.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

8.        EARLY TERMINATION.  In the event of an Asset Transfer or Acquisition (as defined in the Company’s Amended and Restated Articles of Incorporation, as amended) (other than a merger solely to effect a reincorporation of the Company into another state), the Company shall provide to the Holder 20 days advance written notice of such event, and this Warrant shall terminate unless exercised prior to the date such transaction is consummated.

9.        MARKET STAND-OFF AGREEMENT.  Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to, any Common Stock (or other securities) of the Company held by such Holder, for a period of time specified by the managing

4.

underwriter(s) not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation). Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period. Each Holder agrees that any transferee of Common Stock (or other securities) shall be bound by this Section 9. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 9 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

10.        No SHAREHOLDER RIGHTS.  This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

11.        TRANSFER OF WARRANT.  Subject to applicable laws and the restrictions on transfer set forth in this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

12.        LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

13.        NOTICES, ETC.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and the Holder at the address set forth on the signature page hereto, or at such other address as the Company or Holder may designate by 10 days advance written notice to the other party hereto.

14.        ACCEPTANCE.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

15.        COUNTERPARTS.  This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.

16.        GOVERNING LAW.  This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of California, applied to agreements between California residents, made to be performed entirely within the State of California, without giving effect to conflicts of law principles.

17.        AMENDMENT; WAIVER.  Any term of this Warrant may be amended or waived with the written consent of (i) the Company and (ii) the Holder.

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6.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date set forth above.

BIOCEPT, INC.

By:	/s/ William Kachioff

Name:	William Kachioff

Title:	CFO

Address: 5810 Nancy Ridge Drive San Diego, California 92121

Acknowledged and accepted:

ARE-SD Region No. 1D, LLC

By: Alexandria Real Estate Equities, L.P..

By: ARE-QRS Corp.

By: /s/ Gary Dean
GARY DEAN
VP-RE LEGAL AFFAIRS

Address:	385 E. Colorado Blvd. Suite #299

Pasadena CA 91101

[SIGNATURE PAGE TO WARRANT]

NOTICE OF EXERCISE

TO: BIOCEPT, INC.

(1)        The undersigned hereby elects to purchase              Exercise Shares of Biocept, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)        Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)        The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated:                     , 20

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.